Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth R. Hahn, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Borland Software Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 29, 2005

/s/ KENNETH R. HAHN
Kenneth R. Hahn
Senior Vice President and Chief Financial Officer